Exhibit 4(a)-7


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                           AMENDED AND RESTATED DECLARATION

                                       OF TRUST


                          WASHINGTON WATER POWER CAPITAL I


                              Dated as of         , 199
                                         --------     -





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

                                  TABLE OF CONTENTS
                                  -----------------

                                                                           Page
                                                                            ----
                                      ARTICLE I
                            INTERPRETATION AND DEFINITIONS
          SECTION 1.1    Definitions . . . . . . . . . . . . . . . . . . . . -2-

                                      ARTICLE II
                                 TRUST INDENTURE ACT
          SECTION 2.1    Trust Indenture Act; Application  . . . . . . . . . -8-
          SECTION 2.2    Lists of Holders of Trust Securities  . . . . . . . -8-
          SECTION 2.3    Reports by the Institutional Trustee  . . . . . . . -9-
          SECTION 2.4    Periodic Reports to Institutional
                         Trustee . . . . . . . . . . . . . . . . . . . . . . -9-
          SECTION 2.5    Evidence of Compliance with Conditions Precedent  . -9-
          SECTION 2.6    Events of Default; Waiver . . . . . . . . . . . . . -9-
          SECTION 2.7    Notice of Event of Default  . . . . . . . . . . .  -10-

                                     ARTICLE III
                                     ORGANIZATION
          SECTION 3.1    Name  . . . . . . . . . . . . . . . . . . . . . .  -11-
          SECTION 3.2    Office  . . . . . . . . . . . . . . . . . . . . .  -11-
          SECTION 3.3    Purpose . . . . . . . . . . . . . . . . . . . . .  -11-
          SECTION 3.4    Authority . . . . . . . . . . . . . . . . . . . .  -11-
          SECTION 3.5    Title to Property of the Trust  . . . . . . . . .  -12-
          SECTION 3.6    Powers and Duties of the Regular
                         Trustees  . . . . . . . . . . . . . . . . . . . .  -12-
          SECTION 3.7    Prohibition of Actions by the Trust and the
                         Trustees  . . . . . . . . . . . . . . . . . . . .  -15-
          SECTION 3.8    Powers and Duties of the Institutional
                         Trustee . . . . . . . . . . . . . . . . . . . . .  -16-
          SECTION 3.9    Certain Duties and Responsibilities.  . . . . . .  -19-
          SECTION 3.10   Certain Rights of Institutional Trustee . . . . .  -21-
          SECTION 3.11   Delaware Trustee  . . . . . . . . . . . . . . . .  -24-
          SECTION 3.12   Execution of Documents  . . . . . . . . . . . . .  -25-
          SECTION 3.13   Not Responsible for Recitals or Issuance of Trust
                         Securities  . . . . . . . . . . . . . . . . . . .  -25-
          SECTION 3.14   Duration of Trust . . . . . . . . . . . . . . . .  -25-
          SECTION 3.15   Mergers . . . . . . . . . . . . . . . . . . . . .  -25-

                                      ARTICLE IV
                                       SPONSOR
          SECTION 4.1    Sponsor's Purchase of Common Securities . . . . .  -27-
          SECTION 4.2    Responsibilities of the Sponsor . . . . . . . . .  -28-

                                      ARTICLE V
                                       TRUSTEES
          SECTION 5.1    Number of Trustees  . . . . . . . . . . . . . . .  -28-
          SECTION 5.2    Delaware Trustee  . . . . . . . . . . . . . . . .  -29-
          SECTION 5.3    Institutional Trustee; Eligibility  . . . . . . .  -29-
          SECTION 5.4    Certain Qualifications of Regular Trustees and
                         Delaware Trustee Generally  . . . . . . . . . . .  -30-
          SECTION 5.5    Regular Trustees  . . . . . . . . . . . . . . . .  -31-
          SECTION 5.6    Delaware Trustee. . . . . . . . . . . . . . . . .  -31-
          SECTION 5.7    Appointment, Removal and Resignation of Trustees.  -31-
          SECTION 5.8    Vacancies among Trustees  . . . . . . . . . . . .  -33-
          SECTION 5.9    Effect of Vacancies . . . . . . . . . . . . . . .  -33-
          SECTION 5.10   Meetings. . . . . . . . . . . . . . . . . . . . .  -33-
          SECTION 5.11   Delegation of Power . . . . . . . . . . . . . . .  -34-
          Section 5.12   Merger, Conversion, Consolidation or Succession to
                         Business  . . . . . . . . . . . . . . . . . . . .  -34-

                                      ARTICLE VI
                                    DISTRIBUTIONS
          SECTION 6.1    Distributions . . . . . . . . . . . . . . . . . .  -35-

                                     ARTICLE VII
                             ISSUANCE OF TRUST SECURITIES
          SECTION 7.1    General Provisions Regarding Trust Securities . .  -35-
          SECTION 7.2    Paying Agent  . . . . . . . . . . . . . . . . . .  -36-

                                     ARTICLE VIII
                                 TERMINATION OF TRUST
          SECTION 8.1    Termination of Trust  . . . . . . . . . . . . . .  -37-

                                      ARTICLE IX
                                TRANSFER OF INTERESTS
          SECTION 9.1    Transfer of Trust Securities  . . . . . . . . . .  -38-
          SECTION 9.2    Transfer of Certificates  . . . . . . . . . . . .  -39-
          SECTION 9.3    Deemed Trust Security Holders . . . . . . . . . .  -39-
          SECTION 9.4    Security Certificates . . . . . . . . . . . . . .  -40-
          SECTION 9.5    Mutilated, Destroyed, Lost or Stolen Certificates  -40-

                                      ARTICLE X
                              LIMITATION OF LIABILITY OF
                   HOLDERS OF Trust SECURITIES, TRUSTEES OR OTHERS
          SECTION 10.1   Liability . . . . . . . . . . . . . . . . . . . .  -41-
          SECTION 10.2   Exculpation . . . . . . . . . . . . . . . . . . .  -41-
          SECTION 10.3   Fiduciary Duty  . . . . . . . . . . . . . . . . .  -42-
          SECTION 10.4   Indemnification . . . . . . . . . . . . . . . . .  -43-
          SECTION 10.5   Outside Businesses  . . . . . . . . . . . . . . .  -46-

                                      ARTICLE XI
                                      ACCOUNTING
          SECTION 11.1   Fiscal Year . . . . . . . . . . . . . . . . . . .  -47-
          SECTION 11.2   Certain Accounting Matters  . . . . . . . . . . .  -47-
          SECTION 11.3   Banking . . . . . . . . . . . . . . . . . . . . .  -48-
          SECTION 11.4   Withholding . . . . . . . . . . . . . . . . . . .  -48-

                                     ARTICLE XII
                               AMENDMENTS AND MEETINGS
          SECTION 12.1   Amendments  . . . . . . . . . . . . . . . . . . .  -49-
          SECTION 12.2   Meetings of the Holders of Trust Securities;
                         Action by Written Consent . . . . . . . . . . . .  -51-

                                     ARTICLE XIII
                       REPRESENTATIONS OF INSTITUTIONAL TRUSTEE
                                 AND DELAWARE TRUSTEE
          SECTION 13.1   Representations and Warranties of Institutional
                         Trustee . . . . . . . . . . . . . . . . . . . . .  -53-
          SECTION 13.2   Representations and Warranties of Delaware
                         Trustee . . . . . . . . . . . . . . . . . . . . .  -54-

                                     ARTICLE XIV
                                    MISCELLANEOUS
          SECTION 14.1   Notices.  . . . . . . . . . . . . . . . . . . . .  -54-
          SECTION 14.2   Governing Law . . . . . . . . . . . . . . . . . .  -56-
          SECTION 14.3   Intention of the Parties  . . . . . . . . . . . .  -56-
          SECTION 14.4   Headings  . . . . . . . . . . . . . . . . . . . .  -56-
          SECTION 14.5   Successors and Assigns  . . . . . . . . . . . . .  -56-
          SECTION 14.6   Partial Enforceability  . . . . . . . . . . . . .  -56-
          SECTION 14.7   Counterparts  . . . . . . . . . . . . . . . . . .  -57-


     ANNEX I        TERMS OF TRUST SECURITIES  . . . . . . . . . . . . . . . I-1
     EXHIBIT A-1    FORM OF SECURITY CERTIFICATE . . . . . . . . . . . . .  A1-1
     EXHIBIT A-2    FORM OF COMMON SECURITY CERTIFICATE  . . . . . . . . .  A2-1

                                CROSS-REFERENCE TABLE*
                                ----------------------


          Section of
     Trust Indenture Act                               Section of
     of 1939, as amended                               Declaration
     -------------------                               -----------


     310(a)  . . . . . . . . . . . . . . . . . .       5.3(a)
     310(b)  . . . . . . . . . . . . . . . . . .       5.3(c)
     310(c)  . . . . . . . . . . . . . . . . . .       Inapplicable
     311(a)  . . . . . . . . . . . . . . . . . .       2.2(b)
     311(b)  . . . . . . . . . . . . . . . . . .       2.2(b)
     311(c)  . . . . . . . . . . . . . . . . . .       Inapplicable
     312(a)  . . . . . . . . . . . . . . . . . .       2.2(a)
     312(b)  . . . . . . . . . . . . . . . . . .       2.2(b)
     313 . . . . . . . . . . . . . . . . . . . .       2.3
     314(a)  . . . . . . . . . . . . . . . . . .       2.4
     314(b)  . . . . . . . . . . . . . . . . . .       Inapplicable
     314(c)  . . . . . . . . . . . . . . . . . .       2.5
     314(d)  . . . . . . . . . . . . . . . . . .       Inapplicable
     314(e)  . . . . . . . . . . . . . . . . . .       1.1 (Definition
                                                       of Officer's Certificate)
     314(f)  . . . . . . . . . . . . . . . . . .       Inapplicable
     315(a)  . . . . . . . . . . . . . . . . . .       3.9(a)
     315(b)  . . . . . . . . . . . . . . . . . .       2.7
     315(c)  . . . . . . . . . . . . . . . . . .       3.9(b)
     315(d)  . . . . . . . . . . . . . . . . . .       3.9(c)
     316(a)  . . . . . . . . . . . . . . . . . .       2.6; Annex I,
                                                       Section 5
     316(c)  . . . . . . . . . . . . . . . . . .       3.6(e)
     317(a)  . . . . . . . . . . . . . . . . . .       3.8(h)
     317(b)  . . . . . . . . . . . . . . . . . .       3.8(i)
     318 . . . . . . . . . . . . . . . . . . . .       2.1


     ---------------

     * This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

                                 AMENDED AND RESTATED
                                 DECLARATION OF TRUST
                                          OF
                          WASHINGTON WATER POWER CAPITAL I

                                            , 199
                                   ---------     -



               AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated
     and effective as of          , 199 , by the Trustees (as defined herein),
                         ---------     -
     the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration;

               WHEREAS, the Trustees and the Sponsor established Washington Water Power Capital I (the "Trust"), a trust under the Delaware Business Trust Act pursuant to a Declaration of Trust dated as of November 4, 1996 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on November 4, 1996, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Debenture Issuer;

               WHEREAS, as of the date hereof, no interests in the Trust have been issued;

               WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration; and

               NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                      ARTICLE I
                            INTERPRETATION AND DEFINITIONS

     SECTION 1.1    Definitions.
                    -----------

               Unless the context otherwise requires:

               (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

               (b) a term defined anywhere in this Declaration has the same meaning throughout;

               (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

               (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

               (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

               (f) a reference to the singular includes the plural and vice versa.

               "Affiliate" has the same meaning as given to that term in Rule
                ---------
     405 of the Securities Act or any successor rule thereunder.

               "Agent" means any Paying Agent.
                -----

               "Authorized Officer" of a Person means any Person that is
                ------------------
     authorized to legally bind such Person.

               "Business Day" means any day other than Saturday, Sunday or any
                ------------
     other day on which banking institutions in the City of Wilmington, Delaware and The City of New York are authorized or required by any applicable law to close.

               "Business Trust Act" means Chapter 38 of Title 12 of the Delaware
                ------------------
     Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to
           ------------              -- ---
      time, or any successor legislation.

               "Certificate" means a Common Security Certificate or a Security
                -----------
     Certificate.

               "Closing Date" means the "Closing Time" and each "Date of
                ------------
     Delivery" under the Underwriting Agreement.

               "Code" means the Internal Revenue Code of 1986, as amended from
                ----
     time to time, or any successor legislation.

               "Commission" means the Securities and Exchange Commission.
                ----------

               "Common Securities" has the meaning specified in Section 7.1.(a).
                -----------------

               "Common Securities Guarantee" means the guarantee agreement to be
                ---------------------------
     dated as of ________, 199_ of the Sponsor in respect of the Common Securities.

               "Common Security Certificate" means a certificate in fully
                ---------------------------
     registered form representing a Common Security substantially in the form of Exhibit A-2.

               "Company Indemnified Person" means (a) any Regular Trustee; (b)
                --------------------------
     any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

               "Corporate Trust Office" means the office of the  Institutional
                ----------------------
     Trustee at which the corporate trust business of the Institutional Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Agreement is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890.


               "Covered Person" means:  (a) any officer, director, shareholder,
                --------------
     partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Trust Securities.

               "Debenture Issuer" means The Washington Water Power Company, a
                ----------------
     Washington corporation, or any successor entity resulting from any consolidation, amalgamation, merger or other business combination, in its capacity as issuer of the Debentures under the Indenture.

               "Debenture Trustee" means Wilmington Trust Company, a Delaware
                -----------------
     banking corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

               "Debentures" means the series of Debentures to be issued by the
                ----------
     Debenture Issuer under the Indenture to be held by the Institutional
     Trustee.

               "Delaware Trustee" has the meaning set forth in Section 5.2.
                ----------------

               "Depositary" has the meaning set forth in Section 9.1.
                ----------

               "Distribution" means a distribution payable to Holders of Trust
                ------------
     Securities in accordance with Section 6.1.

               "Event of Default", in respect of the Trust Securities, means an
                ----------------
     Event of Default as defined in the Indenture, so long as the same shall be continuing under the Indenture.

               "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
     amended from time to time, or any successor legislation.

               "Fiduciary Indemnified Person" has the meaning set forth in
                ----------------------------
     Section 10.4(b).

               "Guarantees" means the Common Securities Guarantee and the
                ----------
     Securities Guarantee.

               "Holder" means a Person in whose name a Certificate representing
                ------
     a Trust Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

               "Indemnified Person" means a Company Indemnified Person or a
                ------------------
     Fiduciary Indemnified Person.

               "Indenture" means the Indenture dated as of _______ 1, 199_,
                ---------
     between the Debenture Issuer and the Debenture Trustee, as supplemented.

               "Institutional Trustee" has the meaning set forth in Section 5.3.
                ---------------------

               "Institutional Trustee Account" has the meaning set forth in
                -----------------------------
     Section 3.8(c)(i).

               "Investment Company" means an investment company as defined in
                ------------------
     the Investment Company Act.

               "Investment Company Act" means the Investment Company Act of
                ----------------------
     1940, as amended from time to time, or any successor legislation.

               "Legal Action" has the meaning set forth in Section 3.6(g).
                ------------

               "Majority in liquidation amount of the Trust Securities" means,
                ------------------------------------------------------
     except as provided in the terms of the Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Trust Securities of the relevant class.

               "Ministerial Action" has the meaning set forth in the terms of
                ------------------
     the Trust Securities as set forth in Annex I.

               "Officer's Certificate" means, with respect to any Person, a
                ---------------------
     certificate signed by an Authorized Officer of such Person. Any Officer's Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

          (a) a statement that each officer signing the Officers' Certificate has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement of the nature and scope of the examination or investigation upon which the statements contained in such Officer's Certificate are based;

          (c) a statement that, in the opinion of such officer, such officer has made such examination or investigation as is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of such officer, such condition or covenant has been complied with.

               "Paying Agent" has the meaning specified in Section 7.2.
                ------------

               "Person" means a legal person, including any individual,
                ------
     corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.


               "Quorum" means a majority of the Regular Trustees or, if there
                ------
     are only two Regular Trustees, both of them.

               "Registrar" means the registrar for the Securities appointed by
                ---------
     the Trust and shall initially be Wilmington Trust Company.

               "Regular Trustee" has the meaning set forth in Section 5.1.
                ---------------

               "Related Party" means, with respect to the Sponsor, any direct or
                -------------
     indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

               "Responsible Officer" means, with respect to the Institutional
                -------------------
     Trustee, any officer of the Institutional Trustee assigned by the Institutional Trustee to administer its corporate trust matters.

               "Rule 3a-5" means Rule 3a-5 under the Investment Company Act, or
                ---------
     any successor rule or regulation.

               "Securities" has the meaning specified in Section 7.1(a).
                ----------

               "Securities Act" means the Securities Act of 1933, as amended
                --------------
     from time to time, or any successor legislation.

               "Security Certificate" means a certificate representing a
                --------------------
     Security substantially in the form of Exhibit A-1.

               "Securities Guarantee" means the guarantee agreement to be dated
                --------------------
     as of ________, 199_, of the Sponsor in respect of the Securities.

               "Sponsor" means The Washington Water Power Company, a Washington
                -------
     corporation, or any successor entity resulting from any consolidation, amalgamation, merger or other business combination, in its capacity as sponsor of the Trust.

               "Tax Event" has the meaning set forth in Annex I hereto.
                ---------

               "10% in liquidation amount of the Trust Securities" means, except
                -------------------------------------------------
     as provided in the terms of the Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Trust Securities of the relevant class.

               "Transfer Agent" means the transfer agent for the Securities
                --------------
     appointed by the Trust and shall initially be Wilmington Trust Company.

               "Treasury Regulations" means the income tax regulations,
                --------------------
     including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

               "Trustee" or "Trustees" means each Person who has signed this
                -------      --------
     Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

               "Trust Indenture Act" means the Trust Indenture Act of 1939, as
                -------------------
     amended from time to time, or any successor legislation.

               "Trust Property" means (i) the Debentures, (ii) any cash or
                --------------
     deposit in, or owing to, the Institutional Trustee Account and (iii) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held by the Institutional Trustee pursuant to the trusts of this Declaration.

               "Trust Securities" means the Common Securities and the
                ----------------
     Securities.

               "Underwriting Agreement" means the Underwriting Agreement for the
                ----------------------
     offering and sale of Securities.


                                      ARTICLE II
                                 TRUST INDENTURE ACT

     SECTION 2.1    Trust Indenture Act; Application.
                    --------------------------------

               (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

              (b) The Institutional Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

               (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

                    (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

          SECTION 2.2    Lists of Holders of Trust Securities.
                    ------------------------------------

               (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Institutional Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Institutional Trustee may reasonably require, of the names and addresses of the Holders of the Trust Securities ("List of Holders") as of such record date; provided, however, that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Institutional Trustee by the Sponsor and the Regular Trustees on behalf of the Trust; and provided, further, that in any event such List of Holders will be provided to the Institutional Trustee not less than once every 6 months pursuant to this Section 2.2(a)(i), and
     (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Institutional Trustee. The Institutional Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity) provided, however, that the Institutional Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

               (b) The Institutional Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

     SECTION 2.3    Reports by the Institutional Trustee.
                    ------------------------------------

               Within 60 days after May 15 of each year, the Institutional Trustee shall provide to the Holders of the Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act.
     The Institutional Trustee shall also comply with the requirements of
     Section 313(d) of the Trust Indenture Act.

     SECTION 2.4    Periodic Reports to Institutional Trustee.
                    -----------------------------------------

               Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such documents, reports and information as required by Section 314 (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

     SECTION 2.5    Evidence of Compliance with Conditions Precedent.
                    ------------------------------------------------

               Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officer's Certificate.

     SECTION 2.6    Events of Default; Waiver.
                    -------------------------

                (a) The Holders of a Majority in liquidation amount of Securities may, by vote, on behalf of the Holders of all of the Securities, waive any past Event of Default in respect of the Securities and its consequences; provided, however, that if the underlying Event of Default under the Indenture is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable.

               Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Securities or impair any right consequent thereon. Any waiver by the Holders of the Securities of an Event of Default with respect to the Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

               (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences; provided, however, that if the underlying Event of Default under the Indenture is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; and

     provided, further, that, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of the Securities and only the Holders of the Securities will have the right to direct the Institutional Trustee in accordance with the terms of the Trust Securities. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

               (c) A waiver of an Event of Default under the Indenture by the Institutional Trustee at the direction of the Holders of the Securities shall constitute a waiver of the corresponding Event of Default under this Declaration.

     SECTION 2.7    Notice of Event of Default.
                    --------------------------

               The Institutional Trustee shall give notice of any default hereunder to the Holders of Trust Securities in the manner and to the extent required to do so by the Trust Indenture Act, unless such default shall have been cured or waived; provided, however, that in the case of any default hereunder arising out of a default of the character specified in
     Section 701(c) of the Indenture, no such notice to Holders shall be given until at least seventy-five (75) days after the occurrence thereof; and provided, further, that, subject to the provisions of Section 3.9, the Institutional Trustee shall not be deemed to have knowledge of such default unless either (i) a Responsible Officer of the Institutional Trustee shall have actual knowledge of such default or (ii) the Institutional Trustee shall have received written notice thereof from the Debenture Issuer, the Sponsor, any Regular Trustee or any Holder. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time, or both, would become, an Event of Default.


                                     ARTICLE III
                                     ORGANIZATION

     SECTION 3.1    Name.
                    ----

               The Trust is named "Washington Water Power Capital I," as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

     SECTION 3.2    Office.
                    ------

               The address of the principal office of the Trust is c/o The Washington Water Power Company, 1411 East Mission Avenue, Spokane, Washington 99202. On ten Business Days' written notice to the Holders of Trust Securities, the Regular Trustees may designate another principal office.

     SECTION 3.3    Purpose.
                    -------

               The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities and use the proceeds from such sale to acquire the Debentures, and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust to be treated for United States federal income tax purposes as an association taxable as a corporation.

     SECTION 3.4    Authority.
                    ---------

               Subject to the limitations provided in this Declaration and to the specific duties of the Institutional Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Institutional Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

     SECTION 3.5    Title to Property of the Trust.
                    ------------------------------

               Except as provided in Section 3.8 with respect to the Debentures and the Institutional Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

     SECTION 3.6    Powers and Duties of the Regular Trustees.
                    -----------------------------------------

               The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

               (a) to issue and sell the Securities and the Common Securities in accordance with this Declaration; provided, however, that, the Trust may issue no more than one series of Securities and no more than one series of Common Securities and, provided further, that there shall be no interests in the Trust other than the Trust Securities, and the issuance of Trust Securities shall be limited to a simultaneous issuance of both Securities and Common Securities on each Closing Date;

               (b) in connection with the issuance and sale of the Securities, at the direction of the Sponsor, to:

               (i) execute and file with the Commission the registration statement on Form S-3 prepared by the Sponsor, including any amendments thereto, pertaining to the Securities;

               (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Securities in any state in which the Sponsor has determined to qualify or register such Securities for sale;

               (iii) execute and file an application, prepared by the Sponsor, to The New York Stock Exchange, Inc. or any other national stock exchange or the Nasdaq Stock Market's National Market for listing upon notice of issuance of any Securities;

               (iv) execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Securities under
          Section 12(b) of the Exchange Act; and

               (v) execute and enter into the Underwriting Agreement providing for the sale of the Securities;

               (c) to acquire the Debentures with the proceeds of the sale of the Securities and the Common Securities; provided, however, that the Regular Trustees shall cause the Debentures to be registered in the name of the Institutional Trustee as a Trustee hereunder;

               (d) to give the Sponsor and the Institutional Trustee prompt written notice of the occurrence of a Tax Event; provided, however, that the Regular Trustees shall consult with the Sponsor and the Institutional Trustee before taking or refraining from taking any Ministerial Action in relation to a Tax Event;

               (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of <Section>316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Securities and Holders of Common Securities as to such actions and applicable record dates;

               (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Trust Securities;

               (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Institutional Trustee has the exclusive power to bring such Legal Action;

               (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

               (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

               (j) to give the certificate required by <Section> 314(a)(4) of the Trust Indenture Act to the Institutional Trustee, which certificate may be executed by any Regular Trustee;

               (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

               (l) to act as, or appoint another Person to act as, Registrar and Transfer Agent for the Securities or to appoint a Paying Agent for the Trust Securities as provided in Section 7.2;

               (m) to give prompt written notice to the Holders of the Trust Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

               (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

               (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Securities or to enable the Trust to effect the purposes for which the Trust was created;

               (p) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

               (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

               (ii) causing the Trust not to be treated for United States federal income tax purposes as an association taxable as a corporation; and

               (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes;

     provided, however, that such action does not materially and adversely affect the interests of Holders; and

               (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

               The Regular Trustees must exercise the powers set forth in this
     Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

               Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Institutional Trustee set forth in
     Section 3.8.

               Any expenses incurred by the Regular Trustees pursuant to this
     Section 3.6 shall be reimbursed by the Debenture Issuer.

     SECTION 3.7     Prohibition of Actions by the Trust and the Trustees.
                     ----------------------------------------------------

               The Trust shall not, and the Trustees (including the Institutional Trustee) shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Institutional Trustee) shall cause the Trust not to:

               (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Trust Securities pursuant to the terms of this Declaration and of the Trust Securities;

               (ii)  acquire any assets other than as expressly provided herein;

               (iii) possess Trust property for other than a Trust purpose;

               (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

               (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Trust Securities in any way whatsoever;

               (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities; or

               (vii) other than as provided in this Declaration or Annex I, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures,
          (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be immediately due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will be treated as an association taxable as a corporation.

     SECTION 3.8     Powers and Duties of the Institutional Trustee.
                     ----------------------------------------------

               (a) The legal title to the Debentures shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Holders of the Trust Securities. The right, title and interest of the Institutional Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with Section 5.7. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

               (b) The Institutional Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (it being understood, however, that the entity acting as Institutional Trustee may also act as Delaware Trustee).

               (c)   The Institutional Trustee shall:

               (i) establish and maintain a segregated non-interest bearing trust account (the "Institutional Trustee Account") in the name of and under the exclusive control of the Institutional Trustee on behalf of the Holders of the Trust Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Institutional Trustee, deposit such funds into the Institutional Trustee Account and make payments to the Holders of the Trust Securities from the Institutional Trustee Account in accordance with Section 6.1. Funds in the Institutional Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Institutional Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Securities by a nationally recognized statistical rating organization, within the meaning of Rule 436(g)(2) under the Securities Act or any successor rule or regulation;

               (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

               (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Trust Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Trust Securities upon the occurrence of certain special events (as may be defined in the terms of the Trust Securities) arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Trust Securities.

               (d) The Institutional Trustee shall take all actions and perform all duties that may be specifically required of the Institutional Trustee pursuant to the terms of the Trust Securities.

               (e) The Institutional Trustee shall take any Legal Action which arises out of or in connection with an Event of Default of which a Responsible Officer of the Institutional Trustee has actual knowledge or the Institutional Trustee's duties and obligations under this Declaration or the Trust Indenture Act, and if such Institutional Trustee shall have failed to take such Legal Action, the Holders of the Securities may take such Legal Action, to the same extent as if such Holders of Securities held a principal amount of Debentures equal to the liquidation amount of such Securities, without first proceeding against the Institutional Trustee or the Trust; provided, however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Securities to the extent of any payment made by the Issuer to such Holder of Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

               (f) The Institutional Trustee shall not resign as a Trustee unless either:

               (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Trust Securities pursuant to the terms of the Trust Securities; or

               (ii) a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 5.7.

               (g) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Institutional Trustee occurs and is continuing, the Institutional Trustee shall, for the benefit of Holders of the Trust Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Trust Securities.

               (h) The Institutional Trustee shall be authorized to undertake all actions set forth in Section 317(a) of the Trust Indenture Act.

               (i) The Institutional Trustee may, with the consent of the Regular Trustees, authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Trust Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Institutional Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Institutional Trustee.

               (j) Subject to this Section 3.8, the Institutional Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

               The Institutional Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

     SECTION 3.9     Certain Duties and Responsibilities.
                     -----------------------------------

               (a) The Institutional Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and in the terms of the Trust Securities and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case an Event of Default has occurred (that has not been cured or waived), the Institutional Trustee shall exercise such of the rights and powers vesting in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

               (b) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                     (A) the duties and obligations of the Institutional Trustee shall be determined solely by the express provisions of this Declaration and in the terms of the Trust Securities, and the Institutional Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Institutional Trustee; and

                     (B) in the absence of bad faith on the part of the Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Institutional Trustee and conforming to the requirements of this Declaration; provided, however, that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

               (ii) the Institutional Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

               (iii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of at least a Majority in liquidation amount of the outstanding Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;

               (iv) no provision of this Declaration shall require any of the Trustees to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;

               (v) the Institutional Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Trust Property shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration, the Trust Indenture Act and, to the extent applicable, Rule 3a-7 under the Investment Company Act;

               (vi) the Institutional Trustee shall have no duty or liability for, or with respect to the value, genuineness, existence or sufficiency of, the Trust Property or the payment of any taxes or assessments levied thereon or in connection therewith;

               (vii) the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Institutional Trustee Account established by the Institutional Trustee pursuant to this Declaration and except to the extent otherwise required by law; and

               (viii) the Institutional Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for the default or misconduct of the Regular Trustees or the Sponsor.

               (c) All payments made by the Institutional Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the income and proceeds from the Trust Property to enable the Institutional Trustee or Paying Agent to make payments in accordance with the terms hereof. Each Holder, by its acceptance of a Trust Security, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 3.9(c) does not limit the liability of the Trustees expressly set forth elsewhere in this Declaration or, in the case of the Institutional Trustee, in the Trust Indenture Act.

               (d) No Regular Trustee shall be liable for any act or omission to act hereunder, except for its own gross negligence or wilful misconduct.


     SECTION 3.10    Certain Rights of Institutional Trustee.
                     ---------------------------------------

               Subject to the provisions of Section 3.9 and to the applicable provisions of the Trust Indenture Act:

               (a) the Institutional Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, opinion of counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (b) if (A) in performing its duties under this Declaration the Institutional Trustee is required to decide between alternative courses of action or (B) in construing any of the provisions in this Declaration the Institutional Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or (C) the Institutional Trustee is unsure of the application of any provision of this Declaration, then, except as to any matter as to which the Holders of Securities are entitled to vote under the terms of this Declaration, the Institutional Trustee shall deliver a notice to the Sponsor requesting written instructions of the Sponsor as to the course of action to be taken. The Institutional Trustee shall take such action, or refrain from taking such action, as the Institutional Trustee shall be instructed in writing to take, or to refrain from taking, by the Sponsor; provided, however, that if the Institutional Trustee does not receive such instructions of the Sponsor within 10 Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than 2 Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Declaration as it shall deem advisable and in the best interests of the Holders, in which event the Institutional Trustee shall have no liability except for its own bad faith, negligence or wilful misconduct;

               (c) whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officer's Certificate;

               (d) the Institutional Trustee may consult with counsel of its selection, and the written advice of such counsel or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

               (e) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any of the Holders pursuant to this Declaration, unless such Holders shall have offered to the Institutional Trustee reasonable security or indemnity against the costs, expenses (including reasonable attorneys' fees and expenses) and liabilities which might be incurred by it in complying with such request or direction;

               (f) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document reasonably believed by it to be genuine, unless requested in writing to do so by one or more Holders, but the Institutional Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

               (g) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys, and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; provided, however, that the Institutional Trustee shall be responsible for its own negligence or recklessness with respect to selection of any agent or attorney appointed by it hereunder;

               (h) the Institutional Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration;

               (i) the Institutional Trustee shall not be charged with knowledge of any default or Event of Default with respect to the Trust Securities unless either (A) a Responsible Officer of the Institutional Trustee shall have actual knowledge of the default or Event of Default or (B) written notice of such default or Event of Default shall have been given to the Institutional Trustee by the Sponsor, the Regular Trustees or any Holder;

               (j) no provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts or to exercise any such right, power, duty or obligation; and no permissive or discretionary power or authority available to the Institutional Trustee shall be construed to be a duty;

               (k) no provision of this Declaration shall require the Institutional Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Institutional Trustee shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it;

               (l) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any securities) (or any rerecording, refiling or reregistration thereof);

               (m) the Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction; and

               (n) whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (A) may request instructions from the Holders, which instructions may only be given by the Holders of the same amount of the Trust Securities as would be entitled to direct the Institutional Trustee under the terms of this Declaration in respect of such remedies, rights or actions, (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (C) shall be protected in acting in accordance with such instructions.


     SECTION 3.11    Delaware Trustee.
                     ----------------

               Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Institutional Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

     SECTION 3.12    Execution of Documents.
                     ----------------------

               Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act, a majority of or, if there are only two, any Regular Trustee or, if there is only one, such Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to
     Section 3.6; provided that, the registration statement referred to in
                  -------- ----
     Section 3.6(b)(i), including any amendments thereto, shall be signed by all of the Regular Trustees.


     SECTION 3.13    Not Responsible for Recitals or Issuance of Trust
                     -------------------------------------------------
                     Securities.
                     ----------

               The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Trust Securities.


     SECTION 3.14    Duration of Trust.
                     -----------------

               The Trust, unless terminated pursuant to the provisions of
     Article VIII hereof, shall have existence for forty-five (45) years from the Closing Date.

     SECTION 3.15    Mergers.
                     -------

               (a) The Trust may not merge, consolidate or amalgamate with or into, or enter into any other business combination with, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 3.15(b) and (c).

               (b) The Trust may, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees and without the consent of the Holders of the Trust Securities, the Delaware Trustee or the Institutional Trustee, merge, consolidate or amalgamate with or into, or enter into any other business combination with, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to, a trust organized as such under the laws of any state; provided, however, that:

               (i)   such successor entity (the "Successor Entity") either:

                     (A) expressly assumes all of the obligations of the Trust
               under the Trust Securities; or

                     (B) substitutes for the Trust Securities other securities
               having substantially the same terms as the Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

               (ii) the Debenture Issuer expressly appoints a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee as the Holder of the Debentures;

               (iii) the Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Securities are then listed or quoted, if any;

               (iv) such merger, consolidation, amalgamation, other business combination, replacement, conveyance, transfer or lease does not cause the Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization within the meaning of Rule 436(g)(12) under the Securities Act or any successor rule or regulation;

               (v) such merger, consolidation, amalgamation, other business combination, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the Securities as a result of such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease);

               (vi) such Successor Entity has a purpose identical to that of the Trust;

               (vii) prior to such merger, consolidation, amalgamation, other business combination, replacement, conveyance, transfer or lease, the Sponsor has received an opinion of counsel to the effect that:

                     (A) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                     (B) following such merger, consolidation, amalgamation,
               other business combination, replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                     (C) following such merger, consolidation, amalgamation,
               other business combination, replacement, conveyance, transfer or lease the Trust (or the Successor Entity) will continue not to be treated as an association taxable as a corporation for United States federal income tax purposes; and

               (viii) the Sponsor or any permitted successor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Securities Guarantee.

               (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Trust Securities, merge, consolidate or amalgamate with or into, enter into any other business combination with or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to, any other entity or permit any other entity to merge, consolidate or amalgamate, merge with or into, enter into any other business combination with or replace it if such merger, consolidation, amalgamation, other business combination, replacement, conveyance, transfer or lease would cause the Trust or Successor Entity to be treated as an association taxable as a corporation for United States federal income tax purposes.


                                      ARTICLE IV
                                       SPONSOR


     SECTION 4.1     Sponsor's Purchase of Common Securities.
                     ---------------------------------------

               On the Closing Date the Sponsor will purchase all of the Common Securities issued by the Trust, in an amount at least equal to 3% of the capital of the Trust, at the same time as the Securities are sold.

     SECTION 4.2     Responsibilities of the Sponsor.
                     -------------------------------

               In connection with the issuance and sale of the Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

                     (a) to prepare for filing by the Trust with the Commission a registration statement on Form S-3 in relation to the Securities, including any amendments thereto;

                     (b) to determine the states in which to take appropriate action to qualify or register for sale all or part of the Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such states;

                     (c) to prepare for filing by the Trust an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Securities;

                     (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and

                     (e) to negotiate the terms of the Underwriting Agreement providing for the sale of the Securities.


                                      ARTICLE V
                                       TRUSTEES

     SECTION 5.1     Number of Trustees.
                     ------------------

               The number of Trustees initially shall be three (3), and:

               (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

               (b) after the issuance of any Trust Securities, the number of Trustees may be increased or decreased by vote of the Holders of a majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided, however, that the number of Trustees shall in no event be less than two (2); and provided, further, that, (1) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (a "Regular Trustee"); (2) one Trustee shall be the Institutional Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements; and (3) there shall be a Delaware Trustee to the extent required under Section 5.2.


     SECTION 5.2     Delaware Trustee.
                     ----------------

               If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

               (a) a natural person who is a resident of the state of Delaware; or

               (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law;

     provided, however, that if the Institutional Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Institutional Trustee may also be the Delaware Trustee and Section 3.11 shall have no application.

     SECTION 5.3     Institutional Trustee; Eligibility.
                     ----------------------------------

               (a) There shall at all times be one Trustee which shall act as "Institutional Trustee" which shall be:

               (i)   not an Affiliate of the Sponsor; and

               (ii) a corporation organized and doing business under the laws of the United States, any state or territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least Fifty Million Dollars ($50,000,000) and subject to supervision or examination by federal, state, territorial or District of Columbia authority, or

               (iii)if and to the extent permitted by the Commission by rule, regulation or order upon application, a corporation or other Person organized and doing business under the laws of a foreign government, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least Fifty Million Dollars ($50,000,000) or the United States Dollar equivalent of the applicable foreign currency and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, and, in either case, qualified and eligible under this Article and the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

               (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 5.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 5.7(c).

               (c) If the Institutional Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Institutional Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

               (d) The Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

               (e)   The initial Institutional Trustee shall be:

                     Wilmington Trust Company.

     SECTION 5.4     Certain Qualifications of Regular Trustees and Delaware
                     -------------------------------------------------------
                     Trustee Generally.
                     -----------------

               Each Regular Trustee and the Delaware Trustee (unless the Institutional Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

     SECTION 5.5     Regular Trustees.
                     ----------------

               The initial Regular Trustees shall be:

                         Lawrence J. Pierce
                         Dorothy K. Mercer.

               (a) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

               (b) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6, provided, however, that the registration statement referred to in Section 3.6, including any amendments thereto, shall be signed by all of the Regular Trustees.

               (c) A Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to
     Section 3.6.

     SECTION 5.6     Delaware Trustee.
                     -----------------

               The initial Delaware Trustee shall be:

               Wilmington Trust Company.

     SECTION 5.7     Appointment, Removal and Resignation of Trustees.
                     -------------------------------------------------

               (a) Subject to Section 5.7(b), Trustees may be appointed or removed without cause at any time except during an Event of Default:

               (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

               (ii) after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities.

               (b) (i) The Institutional Trustee shall not be removed in accordance with Section 5.7(a) until a Successor Institutional Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Institutional Trustee and delivered to the Regular Trustees and the Sponsor; and

              (ii) the Delaware Trustee shall not be removed in accordance with this Section 5.7(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

               (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

               (i) no such resignation of the Institutional Trustee shall be effective:

                     (A) until a Successor Institutional Trustee has been
               appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust, the Sponsor and the resigning Institutional Trustee; or

                     (B) until the assets of the Trust have been completely
               liquidated and the proceeds thereof distributed to the holders of the Trust Securities; and

               (ii) no such resignation of the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

               (d) The Holders of the Common Securities shall use all reasonable efforts to promptly appoint a Successor Delaware Trustee or Successor Institutional Trustee as the case may be if the Institutional Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.7.

               (e) If no Successor Institutional Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.7 within 60 days after delivery of an instrument of resignation or removal, the Institutional Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Institutional Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

               (f) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

     SECTION 5.8     Vacancies among Trustees.
                     ------------------------

               If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.7.

     SECTION 5.9     Effect of Vacancies.
                     -------------------

               The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of Regular Trustee in accordance with Section 5.7, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

     SECTION 5.10    Meetings.
                     --------

               If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

     SECTION 5.11    Delegation of Power.
                     -------------------

               (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

               (b) the Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

     Section 5.12    Merger, Conversion, Consolidation or Succession to
                     --------------------------------------------------
                     Business.
                     --------

               Any corporation into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.


                                      ARTICLE VI
                                    DISTRIBUTIONS

     SECTION 6.1     Distributions.
                     -------------

               Holders shall receive Distributions (as defined herein) in accordance with the applicable terms of the Trust Securities.
     Distributions shall be made on the Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture) and Additional Interest (as defined in the Indenture)), premium and/or principal on the Debentures held by the Institutional Trustee (the amount of any such payment being a "Payment Amount"), the Institutional Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.


                                     ARTICLE VII
                                ISSUANCE OF SECURITIES

     SECTION 7.1     General Provisions Regarding Trust Securities.
                     ---------------------------------------------

              (a) The Regular Trustees shall on behalf of the Trust issue one class of securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Securities") and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Securities and the Common Securities.

                 (b) The Certificates shall be signed on behalf of the Trust by a Regular Trustee. Such signature shall be the manual or facsimile signature of any present or any future Regular Trustee. In case any Regular Trustee of the Trust who shall have signed any of the Trust Securities shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Trust Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Trust Securities may be listed, or to conform to usage.

               (c) The consideration received by the Trust for the issuance of the Trust Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

               (d) Upon issuance of the Trust Securities as provided in this Declaration and the receipt of the consideration to be received therefor, the Trust Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

               (e) Every Person, by virtue of having become a Holder or a Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.


     SECTION 7.2     Paying Agent.
                     ------------

               The Trust shall appoint a paying agent (the "Paying Agent") and may appoint one or more additional paying agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent. The Trust may change any Paying Agent without prior notice to any Holder. The Trust shall notify the Institutional Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Paying Agent, the Institutional Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent. Wilmington Trust Company shall initially act as Paying Agent for the Securities and the Common Securities.


                                     ARTICLE VIII
                                 TERMINATION OF TRUST

     SECTION 8.1     Termination of Trust.
                     --------------------

               (a)   The Trust shall terminate:

               (i) upon the occurrence of an Event of Default described in clause (d) or (e) of Section 701 of the Indenture;

               (ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor; the filing of a certificate of cancellation with respect to the Trust after having obtained the consent of a majority in liquidation amount of the Trust Securities voting together as a single class to file such certificate of cancellation; or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

               (iii) upon the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor or the Trust;

               (iv) when all of the Trust Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Trust Securities;

               (v) upon the occurrence and continuation of a Tax Event in connection with which the Trust shall have been dissolved in accordance with the terms of the Trust Securities and all of the Debentures endorsed thereon shall have been distributed to the Holders of Securities in exchange for all of the Trust Securities; or

               (vi) before the issuance of any Trust Securities, with the consent of all of the Regular Trustees and the Sponsor.

               (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

               (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust except as contemplated in Section 1005 of the Indenture.


                                      ARTICLE IX
                                TRANSFER OF INTERESTS

     SECTION 9.1     Transfer of Trust Securities.
                     ----------------------------

               (a) Trust Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Trust Securities. Any transfer or purported transfer of any Trust Security not made in accordance with this Declaration shall be null and void.

               (b) Subject to this Article IX, Securities shall be freely transferable.

               (c) The Securities are to be initially registered in the name of Cede & Co., as nominee for The Depository Trust Company (the "Depositary") and the Security Certificates so initially registered shall bear such legends as required by the Depositary. Such Securities shall not be transferable or exchangeable, nor shall any purported transfer be registered, except as follows:

               (i) such Securities may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by such nominee to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and

               (ii) such Securities shall be exchanged for Securities Certificates registered in the respective names of the beneficial holders thereof, and thereafter shall be transferable without restriction, if:

                     (A) the Depositary, or any successor securities depositary, shall have notified the Company and the Institutional Trustee that it is unwilling or unable to continue to act as securities depositary with respect to such Securities and the Institutional Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to such Securities;

                     (B) the Company shall have delivered to the Institutional Trustee an Officer's Certificate to the effect that such Securities shall be so exchangeable on and after a date specified therein; or

                     (C) (1) an Event of Default shall have occurred and be continuing, (2) the Institutional Trustee shall have given notice of such Event of Default pursuant to Section 2.7 of this Declaration and
          (3) there shall have been delivered to the Company and the Institutional Trustee an opinion of counsel to the effect that the interests of the beneficial owners of such Securities in respect thereof will be materially impaired unless such owners become Holders of Securities Certificates.

               (d) The Sponsor shall maintain 100% direct ownership of the Common Securities by the Sponsor or any Affiliate thereof, except as otherwise provided in Section 1005 of the Indenture.

     SECTION 9.2     Transfer of Certificates.
                     ------------------------

               The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may reasonably require) in respect of any documentary stamp tax or other similar governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and be subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.


     SECTION 9.3     Deemed Trust Security Holders.
                     -----------------------------

               The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Trust Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Trust Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.


     SECTION 9.4     Security Certificates.
                     ---------------------

               (a) Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Securities; and

               (b) Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage.


     SECTION 9.5     Mutilated, Destroyed, Lost or Stolen Certificates.
                     -------------------------------------------------

               If:

               (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

               (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless,

     then, in the absence of notice that such Certificate shall have been acquired by a person purporting to be a bona fide purchaser, any Regular Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.5, the Regular Trustees may require the payment of a sum sufficient to cover any documentary stamp tax or other similar governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.


                                      ARTICLE X
                              LIMITATION OF LIABILITY OF
                   HOLDERS OF TRUST SECURITIES, TRUSTEES OR OTHERS


     SECTION 10.1    Liability.
                     ---------

               (a) Except as expressly set forth in this Declaration, the Guarantees and the terms of the Securities, the Sponsor shall not be:

               (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Trust Securities which shall be made solely from assets of the Trust; or

               (ii) required to pay to the Trust or to any Holder of Trust Securities any deficit upon dissolution of the Trust or otherwise.

               (b) The Sponsor shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

               (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

     SECTION 10.2    Exculpation.
                     -----------

               (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

               (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Trust Securities might properly be paid.


     SECTION 10.3    Fiduciary Duty.
                     --------------

               (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

               (b)   Unless otherwise expressly provided herein:

               (i) whenever a conflict of interest exists or arises between any Covered Persons; or

               (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Trust Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

               (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

               (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

               (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

     SECTION 10.4    Indemnification.
                     ---------------

               (a) (i)   The Sponsor shall indemnify, to the full extent
          permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reason-able cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

               (ii) The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

               (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

               (iv)  Any indemnification under paragraphs (i) and (ii) of this
          Section 10.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of con-duct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Holders of the Common Securities.

               (v) Expenses (including attorneys' fees and expenses) incurred by a Company Indemnified Person in defending civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Sponsor as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Holders of the Common Securities reasonably determine that such person deliberately breached his duty to the Trust or the Holders of the Securities.

               (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or vote of Holders of Securities or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Sponsor and each Company Indemnified Person who serves in such capacity at any time while this
          Section 10.4(a) is in effect.  Any repeal or modification of this
          Section 10.4(a) shall not affect any rights or obligations then existing.

               (vii) The Sponsor or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).

               (viii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a merger, consolidation, amalgamation or other business combination so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

               (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

               (b) The Sponsor agrees to indemnify the (i) Institutional Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Institutional Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration or the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the satisfaction and discharge of this Declaration.

     SECTION 10.5    Outside Businesses.
                     ------------------

               Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.


                                      ARTICLE XI
                                      ACCOUNTING

     SECTION 11.1    Fiscal Year.
                     -----------

               The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

     SECTION 11.2    Certain Accounting Matters.
                     --------------------------

               (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Regular Trustees.

               (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders of Trust Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss;

               (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Trust Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Trust Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each calendar year.

               (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

     SECTION 11.3    Banking.
                     -------

               The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Institutional Trustee shall be made directly to the Institutional Trustee Account and no other funds of the Trust shall be deposited in the Institutional Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Institutional Trustee shall designate the signatories for the Institutional Trustee Account.

     SECTION 11.4    Withholding.
                     -----------

               The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.


                                     ARTICLE XII
                               AMENDMENTS AND MEETINGS

     SECTION 12.1    Amendments.
                     ----------

               (a) Except as otherwise provided in this Declaration or by any applicable terms of the Trust Securities, this Declaration may only be amended by a written instrument approved and executed by:

               (i) the Regular Trustees (or, if there are more than two Regular Trustees a majority of the Regular Trustees);

               (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee; and

               (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee;

               (b) no amendment shall be made, and any such purported amendment shall be void and ineffective:

               (i) unless, in the case of any proposed amendment, the Institutional Trustee shall have first received an Officer's Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

               (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee shall have first received:

                     (A) an Officer's Certificate from each of the Trust and the
               Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Trust Securities); and

                     (B) an opinion of counsel (who may be counsel to the
               Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Trust Securities); and

               (iii) to the extent the result of such amendment would be to:

                     (A) cause the trust to be classified for purposes of United
               States federal income taxation as an association taxable as a corporation;

                     (B) reduce or otherwise adversely affect the powers of the
               Institutional Trustee in contravention of the Trust Indenture Act; or

                     (C) cause the Trust to be deemed to be an Investment
               Company required to be registered under the Investment Company
               Act;

               (c) at such time after the Trust has issued any Trust Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Trust Securities may be effected only with such additional requirements as may be set forth in the terms of such Trust Securities;

               (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Trust Securities;

               (e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities and;

               (f)   the rights of the holders of the Common Securities under
     Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

               (g) notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Trust Securities to:

               (i)   cure any ambiguity;

               (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;


               (iii) add to the covenants, restrictions or obligations of the Sponsor;

               (iv) conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the right, preferences or privileges of the Holders; and

               (v) modify, eliminate and/or add any provision of, from or to this Declaration in any other respect so long as such modification, elimination or addition shall not adversely affect the interests of the Holders of Securities in any material respect.


     SECTION 12.2    Meetings of the Holders of Trust Securities;
                     --------------------------------------------
                     Action by Written Consent.
                     -------------------------

               (a) Meetings of the Holders of any class of Trust Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Trust Securities) to consider and act on any matter on which Holders of such class of Trust Securities are entitled to act under the terms of this Declaration, the terms of the Trust Securities or the rules of any stock exchange on which the Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 33% in liquidation amount of such class of Trust Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Trust Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Trust Securities calling a meeting shall specify in writing the Trust Security Certificates held by the Holders of Trust Securities exercising the right to call a meeting and only those Trust Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

               (b) Except to the extent otherwise provided in the terms of the Trust Securities, the following provisions shall apply to meetings of Holders of Trust Securities:

               (i) notice of any such meeting shall be given to all the Holders of Trust Securities having a right to vote thereat at least 21 days and not more than 18 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Trust Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Trust Securities. Any action that may be taken at a meeting of the Holders of Trust Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Trust Securities owning not less than the minimum amount in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Trust Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Trust Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Trust Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

               (ii) each Holder of a Trust Security may authorize any Person to act for it by proxy on all matters in which a Holder of Trust Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Trust Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Trust Securities were stockholders of a Delaware corporation;

               (iii) each meeting of the Holders of the Trust Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

               (iv) unless the Business Trust Act, this Declaration, the terms of the Trust Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Securities are then listed or trading, otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Trust Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Trust Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                     ARTICLE XIII
                       REPRESENTATIONS OF INSTITUTIONAL TRUSTEE
                                 AND DELAWARE TRUSTEE

     SECTION 13.1    Representations and Warranties of Institutional Trustee.
                     -------------------------------------------------------

               The Trustee that acts as initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Institutional Trustee, that:

               (a) the Institutional Trustee is a Delaware banking corporation with trust powers and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

               (b) the execution, delivery and performance by the Institutional Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee. The Declaration has been duly executed and delivered by the Institutional Trustee, and it constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

               (c) the execution, delivery and performance of this Declaration by the Institutional Trustee does not conflict with or constitute a breach of the charter or by-laws of the Institutional Trustee; and

               (d) no consent, approval or authorization of, or registration with or notice to, any Delaware or other state or any federal banking authority is required for the execution, delivery or performance by the Institutional Trustee of this Declaration.

     SECTION 13.2    Representations and Warranties of Delaware Trustee.
                     --------------------------------------------------

               The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee, that:

               (a) The Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration.

               (b) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration. The Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

               (c) No consent, approval or authorization of, or registration with or notice to, any Delaware or other state or any federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Declaration.

               (d) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

                                     ARTICLE XIV
                                    MISCELLANEOUS

     SECTION 14.1    Notices.
                     -------

               All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

               (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Trust Securities):

                     Washington Water Power Capital I
                     c/o The Washington Water Power Company
                     1411 East Mission Avenue
                     Spokane, Washington 99202
                     Attention:  Treasurer
                     Telecopy:  (509) 489-4879

               (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Trust Securities):

                     Wilmington Trust Company
                     Rodney Square North
                     1100 North Market Street
                     Wilmington, Delaware 19890
                     Attention:  Corporate Trust Administration
                     Telecopy:   (302) 651-1576

               (c) if given to the Institutional Trustee, at the Institutional Trustee's mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders of the Trust Securities):

                     Wilmington Trust Company
                     Rodney Square North
                     1100 North Market Street
                     Wilmington, Delaware 19890
                     Attention:  Corporate Trust Administration
                     Telecopy:   (302) 651-1576

               (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                     The Washington Water Power Company
                     1411 East Mission Avenue
                     Spokane, Washington 99202
                     Attention:  Treasurer
                     Telecopy:   (509) 482-4879

               (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

               All such notices shall be deemed to have been given when received in person with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

     SECTION 14.2    Governing Law.
                     -------------

               This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

     SECTION 14.3    Intention of the Parties.
                     ------------------------

               It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

     SECTION 14.4    Headings.
                     --------

               Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

     SECTION 14.5    Successors and Assigns.
                     ----------------------

               Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

     SECTION 14.6    Partial Enforceability.
                     ----------------------

               If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     SECTION 14.7    Counterparts.
                     ------------

               This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

               IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.



                                   ---------------------------------------------
                                   LAWRENCE J. PIERCE,
                                     as Regular Trustee




                                   ---------------------------------------------
                                   DOROTHY K. MERCER,
                                     as Regular Trustee



                                   WILMINGTON TRUST COMPANY,
                                   as Delaware Trustee


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   WILMINGTON TRUST COMPANY,
                                   as Institutional Trustee


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   THE WASHINGTON WATER POWER COMPANY,
                                   as Sponsor


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                                           ANNEX I

                                       ANNEX I


                                       TERMS OF
                             %           SECURITIES, SERIES A
                        ----  ---------
                      % TRUST ORIGINATED COMMON SECURITIES, SERIES A
                 ----


               Pursuant to Section 7.1 of the Amended and Restated Declaration
     of Trust, dated as of         , 199  (as amended from time to time, the
                           --------     -
     "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Prospectus referred to below):

               1.    Designation and Number.
                     ----------------------

               (a)   Securities.             Securities of the Trust with an
                     ----------   ----------
     aggregate liquidation amount with respect to the assets of the Trust of
                           ($           ) and a liquidation amount with respect
     ---------------------   -----------
     to the assets of the Trust of $    per security, are hereby designated for
                                    ---
     the purposes of identification only as "    %           Securities, Series
                                             ----  ---------
     A" (the "Securities"). The Security Certificates evidencing the Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Securities are listed.

               (b)   Common Securities.          Common Securities of the Trust
                     -----------------   -------
     with an aggregate liquidation amount with respect to the assets of the
     Trust of                        dollars ($         ) and a liquidation
              ----------------------           ---------
     amount with respect to the assets of the Trust of $    per common security,
                                                        ---
     are hereby designated for the purposes of identification only as "    %
                                                                       ----
     Trust Originated Common Securities, Series A" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

               2.    Distributions.
                     -------------

               (a)   Distributions payable on each Security will be fixed at a
     rate of     % per annum (the "Coupon Rate") of the stated liquidation
             ----
     amount of $    per Security, such rate being the rate of interest payable
                ---
     on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one Distribution period will bear interest thereon
     compounded           at the Coupon Rate (to the extent permitted by
                ---------
     applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated.
     A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full
               Distribution period on the basis of a 360-day year of twelve
     ---------
     30-day months, and for any period shorter than a full
                                                           ---------
     Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per
        -day Distribution period.
     ---

               (b)   Distributions on the Securities will be cumulative, will
     accrue from       , 199 , and will be payable           in arrears, on
                 ------     -                      ---------
               of each year, commencing on            , 199 , except as
     ---------                             -------- --     -
     otherwise described below. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding
                                                                           --
     consecutive Distribution periods (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures, provided, however, that no Extension Period shall last beyond the date of maturity of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral,
                                                                  ---------
     Distributions will continue to accrue with interest thereon (to the extent
     permitted by applicable law) at the Coupon Rate compounded           during
                                                                ---------
     any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided, however, that such Extension Period, together with all such
     previous and further extensions thereof, may not exceed    consecutive
                                                             --
     Distribution periods or extend beyond the maturity of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

               (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. The relevant record dates for the Securities shall conform to the rules of any securities exchange on which the securities are listed and, if none, shall be selected by the Regular Trustees, which dates shall be at least one Business Day but less than 50 Business Days before the relevant payment dates, which payment dates correspond to the interest payment dates on the Debentures. The relevant record dates for the Common Securities shall be the same record date as for the Securities. Distributions payable on any Trust Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Trust Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Trust Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Trust Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

               (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Trust Securities.

               3.    Liquidation Distribution Upon Dissolution.
                     -----------------------------------------

               In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust, the Holders of the Trust Securities on the date of the dissolution, winding-up or termination, as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Trust Securities after satisfaction of liabilities of creditors an amount equal to the aggregate of the stated
     liquidation amount of $    per Trust Security plus accrued and unpaid
                            ---
     Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, winding-up or termination, Debentures in an aggregate stated principal amount equal to the aggregate stated liquidation amount of such Trust Securities, with an interest rate equal to the Coupon Rate of, accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Trust Securities, shall be distributed on a Pro Rata basis to the Holders of the Trust Securities in exchange for such Trust Securities.

               If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Trust Securities shall be paid on a Pro Rata basis.

               4.    Redemption and Distribution.
                     ---------------------------

               (a) Upon the repayment of the Debentures in whole or in part, whether at maturity or upon redemption (either at the option of the Debenture Issuer or pursuant to a Tax Event as described below), the proceeds from such repayment shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at a redemption
     price of $    per Trust Security plus an amount equal to accrued and unpaid
               ---
     Distributions thereon at the date of the redemption, payable in cash (the "Redemption Price"). Holders will be given not less than 30 nor more than 60 days' notice of such redemption.

               (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Securities will be redeemed Pro Rata and the Securities to be redeemed will be as described in Section 4(f)(ii) below.

               (c) If, at any time, a Tax Event (as defined below) shall occur and be continuing, at the option of the Sponsor, within 90 days following the occurrence of such Tax Event, either (i) the Regular Trustees may dissolve the Trust, and, after satisfaction of creditors, cause Debentures held by the Institutional Trustee, having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on, and having the same record date for payment as the Trust Securities, to be distributed to the Holders of the Trust Securities in liquidation of such Holders' interests in the Trust on a Pro Rata basis, or (ii) the Debenture Issuer may, upon not less than 30 nor more than 60 days' notice, redeem the Debentures, in whole but not in part, for cash, and, following such redemption, Trust Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed shall be redeemed by the Trust at the Redemption Price on a Pro Rata basis; and provided, however, further, that, if at the time there is available to the Trust the opportunity to eliminate, within the 90 day period, the Tax Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Trust, the Debenture Issuer, the Sponsor or the Holders of the Trust Securities ("Ministerial Action"), the Trust or the Debenture Issuer will pursue such Ministerial Action in lieu of such dissolution and distribution or redemption.

               "Tax Event" means the receipt by the Sponsor of an opinion of counsel to the effect that, as a result of (a) any amendment to, clarification of or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, (b) any judicial decision, official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations (an "Administrative Action") or (c) any amendment to, clarification of, or change in the official position or the interpretation of such Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, by any legislative body, court, governmental authority or regulatory body, irrespective of the manner in which such amendment, clarification or change is made known, which amendment, clarification, or change is effective or such pronouncement or decision is announced, in each case, on or after, the date of the original issuance of the Debentures (including the enactment of any legislation and the publication of any judicial decision or regulatory determination on or after such date), there is more than an insubstantial risk that (i) the Trust is or will be within 90 days of the date of such amendment, clarification or change, subject to United States federal income tax with respect to interest accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date of such amendment, clarification or change, subject to more than a de minimis amount of taxes, duties or other governmental charges, or (iii) interest payable by the Debenture Issuer to the Trust on the Debentures is not, or within 90 days of the date of such amendment, clarification or change will not be, deductible, in whole or in part, by the Debenture Issuer for United States federal income tax purposes.

               On and from the date fixed by the Regular Trustees for any distribution of Debentures and dissolution of the Trust: (i) the Trust Securities will be deemed to be no longer outstanding and (ii) any certificates representing Trust Securities will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on, and having the same record date for payment as such Trust Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue.

               (d) The Trust may not redeem fewer than all the outstanding Trust Securities unless all accrued and unpaid Distributions have been paid
     on all Trust Securities for all           Distribution periods terminating
                                     ---------
     on or before the date of redemption.

               (e) If the Debentures are distributed to holders of the Trust Securities, the Debenture Issuer will use all reasonable efforts to have the Debentures listed on the New York Stock Exchange or on such other exchange as the Securities were listed immediately prior to the distribution of the Debentures.

               (f)   "Redemption or Distribution Procedures."

               (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for the Trust Securities (a "Re-demption/Distribution Notice"), will be given by the Trust by mail to each Holder of Trust Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Trust Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Trust Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

               (ii) In the event that fewer than all the outstanding Trust Securities are to be redeemed, the Trust Securities to be redeemed shall be redeemed Pro Rata from each Holder of Securities. The particular Securities to be redeemed shall be selected on a Pro Rata basis not more than 60 days prior to the redemption date by the Institutional Trustee from the outstanding Securities not previously called for redemption, by such method as the Institutional Trustee shall deem fair and appropriate and which may provide for the
          selection for redemption of portions (equal to $    or an integral
                                                          ---
          multiple of $___ in excess thereof) of the liquidation preference
          amount of Securities of a denomination larger than $   .  The
                                                              ---
          Institutional Trustee shall notify the Transfer Agent and Registrar in writing of the Securities selected for redemption, and in the case of any Securities selected for partial redemption, the liquidation preference amount thereof to be redeemed. For all purposes of the Declaration, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, or to the portion of the aggregate liquidation preference amount of Securities which has been or is to be redeemed.

               (iii) If Trust Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, then provided that the Debenture Issuer has paid the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will pay the relevant Redemption Price to the holders of such Trust Securities by check mailed to the address of the relevant Holders appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, distributions will cease to accrue on the Trust Securities so called for redemption and all rights of Holders of such Trust Securities so called for redemption will cease, except the right of the Holders of such Trust Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Trust Securities that have been so called for redemption. If any date fixed for redemption of Trust Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Trust Securities is improperly withheld or refused and not paid either by the Institutional Trustee or by the Sponsor as guarantor pursuant to the relevant Guarantee, Distributions on such Trust Securities will continue to accrue from the original redemption date to the actual date of payment, in which case the actual payment date will be consid-ered the date fixed for redemption for purposes of calculating the Redemption Price.

               (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in respect of the Securities, to the Holder thereof, and (B) in respect of the Common Securities to the Holder thereof.

               (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), provided the acquiror is not the Holder of the Common Securities or the obligor under the Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Securities by tender, in the open market or by private agreement.


               5.    Voting Rights - Securities.
                     --------------------------

               (a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Securities will have no voting rights.

               (b) Subject to the requirements set forth in this paragraph, the Holders of a majority in aggregate liquidation amount of the Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional Trustee, as holder of the Debentures, to (i) exercise the remedies available under the Indenture of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under
     Section 813 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this paragraph unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be treated as an association taxable as a corporation on account of such action. If an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a holder of Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Securities of such holder (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the holders of the Common Securities Holder will be subrogated to the rights of such holder of Securities to the extent of any payment made by the Issuer to such holder of Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

               Any approval or direction of Holders of Securities may be given at a separate meeting of Holders of Securities convened for such purpose, at a meeting of all of the Holders of Trust Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

               No vote or consent of the Holders of the Securities will be required for the Trust to redeem and cancel Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Trust Securities.

               Notwithstanding that Holders of Securities are entitled to vote or consent under any of the circumstances described above, any of the Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

               6.    Voting Rights - Common Securities.
                     ---------------------------------

               (a) Except as provided under Sections 6(b), (c), 7(a) and 8 as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

               (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

               (c) Subject to Section 2.6 of the Declaration and only after the Event of Default with respect to the Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including
     (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 713 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable. Pursuant to this Section 6(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be treated as an association taxable as a corporation on account of such action. If the Institutional Trustee fails to enforce its rights under the Declaration, any Holder of Common Securities may institute a legal proceeding directly against any Person to enforce the Institutional Trustee's rights under the Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.

               Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

               No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Trust Securities.

               7.    Amendments to Declaration and Indenture.
                     ---------------------------------------

               (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities in any material respect, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of outstanding Trust Securities voting together as a single class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Trust Securities, affected thereby, provided, however, that if any amendment or proposal referred to in clause (i) above would so adversely affect only the Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Trust Securities.

               (b) In the event the consent of the Institutional Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination on the Indenture or the Debentures, the Institutional Trustee shall request the written approval of the Holders of the Trust Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Trust Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of each holder of the Debentures, the Institutional Trustee may only give such consent with the approval of each Holder of outstanding Trust Securities; and provided, further, that, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Trust Securities under this Section 7(b) unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be treated as an association taxable as a corporation on account of such action.

               8.    Pro Rata.
                     --------

               A reference in these terms of the Trust Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Trust Securities according to the aggregate liquidation amount of the Trust Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Trust Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Securities pro rata according to the aggregate liquidation amount of Securities held by the relevant Holder relative to the aggregate liquidation amount of all Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

               9.    Ranking.
                     -------

               The Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default occurs and is continuing, the rights of Holders of the Common Securities and the rights of the Sponsor or any Affiliate of the Sponsor, to the extent of their beneficial ownership of Securities, to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of other Holders of the Securities.

               10.   Listing.
                     -------

               The Regular Trustees shall use all reasonable efforts to cause the Securities to be listed for quotation on the New York Stock Exchange.

               11.   Acceptance of Guarantee and Indenture.
                     -------------------------------------

              Each Holder of Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Securities Guarantee, the Common Securities Guarantee and the Indenture, respectively, including the subordination provisions therein.

               12.   No Preemptive Rights.
                     --------------------

               The Holders of the Trust Securities shall have no preemptive rights to subscribe for any additional securities.


               13.   Miscellaneous.
                     -------------

               These terms constitute a part of the Declaration.

               The Sponsor will provide a copy of the Declaration, the Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                                           EXHIBIT A-1

                                     EXHIBIT A-1

                             FORM OF SECURITY CERTIFICATE


               This Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depositary") or a nominee of the Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

               Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Trust or its agent for registration of transfer, exchange or payment, and any Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.


    Certificate Number                                 Number of Securities

                                                        CUSIP NO.
                                                                 -----------


                          Certificate Evidencing Securities

                                          of

                          WASHINGTON WATER POWER CAPITAL I


                             %           Securities, Series A
                         ----  ---------
                        (liquidation amount $    per Security)
                                            ---

               WASHINGTON WATER POWER CAPITAL I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby
     certifies that             (the "Holder") is the registered owner of
                    -----------
     securities of the Trust representing undivided beneficial interests in the
     assets of the Trust designated the     %           Securities, Series A
                                        ----  ---------
     (liquidation amount $    per Security) (the "Securities").  The Securities
                          ---
     are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust
     dated as of       , 199 , as the same may be amended from time to time (the
                 ------     -
     "Declaration"), including the designation of the terms of the Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

               Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

               By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Securities as evidence of indirect beneficial ownership in the Debentures.

               IN WITNESS WHEREOF, the Trust has executed this certificate this
          day of        , 199 .
     ----        -------     -

                                   WASHINGTON WATER POWER CAPITAL I


                                   By:
                                      ------------------------------------------
                                     Name:
                                     Title: Regular Trustee

                            [FORM OF REVERSE OF SECURITY]

               Distributions payable on each Security will be fixed at a rate
     per annum of     % (the "Coupon Rate") of the stated liquidation amount of
                  ----
     $    per Security, such rate being the rate of interest payable on the
      ---
     Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one Distribution period will bear interest thereon
     compounded           at the Coupon Rate (to the extent permitted by
                ---------
     applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full
               Distribution period on the basis of a 360-day year of twelve
     ---------
     30-day months, and for any period shorter than a full
                                                           ---------
     Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per
        -day Distribution period.
     ---

               Except as otherwise described below, distributions on the Securities will be cumulative, will accrue from the date of original
     issuance and will be payable           in arrears, on             of each
                                  ---------                -----------
     year, commencing on            , 199 , to            , 20  , to holders of
                         -------- --     -     -------- --    --
     record on the relevant record dates (as specified in the Declaration) next preceding such payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period
     not exceeding    consecutive Distribution periods (each an "Extension
                   --
     Period") and as a consequence of such deferral, Distributions will also be deferred, provided, however, that no Extension Period shall last beyond the date of the maturity of the Debentures. Despite such deferral, _________
                                                                     ---------
     Distributions will continue to accrue with interest thereon (to the extent
     permitted by applicable law) at the Coupon Rate compounded           during
                                                                ---------
     any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided, however, that such Extension Period together with all such
     previous and further extensions thereof may not exceed    consecutive
                                                            --
     Distribution periods or extend beyond the maturity of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

               The Securities shall be redeemable as provided in the Declaration.

               The Declaration and the Securities shall be governed by and construed in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

                                 -------------------

                                      ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned assigns and transfers this Security Certificate to:


     -------------------------------------------------------------------------

     -------------------------------------------------------------------------

     -------------------------------------------------------------------------
           (Insert assignee's social security or tax identification number)


     -------------------------------------------------------------------------

     -------------------------------------------------------------------------

     -------------------------------------------------------------------------

     -------------------------------------------------------------------------
                      (Insert address and zip code of assignee)

     and irrevocably appoints


     -------------------------------------------------------------------------

     -------------------------------------------------------------------------

     ------------------------------------------------------------------- agent to transfer this Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


     Date:
           -------------------


     Signature:
               ---------------
     (Sign exactly as your name appears on the other side of this Security Certificate)


     Signature Guarantee*
                                           ------------------------------------

     -----------------------
     * Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

                                                           EXHIBIT A-2

                                     EXHIBIT A-2

                         FORM OF COMMON SECURITY CERTIFICATE


     Certificate Number                          Number of Common Securities


                       Certificate Evidencing Common Securities

                                          of

                          WASHINGTON WATER POWER CAPITAL I


                      % Trust Originated Common Securities, Series A
                 ----
                    (liquidation amount $    per Common Security)
                                         ---


               WASHINGTON WATER POWER CAPITAL I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that The Washington Water Power Company (the "Holder") is the registered owner of common securities of the Trust representing undivided
     beneficial interests in the assets of the Trust designated the     % Trust
                                                                    ----
     Originated Common Securities, Series A (liquidation amount $    per Common
                                                                 ---
     Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust
     of the Trust dated as of         , 199 , as the same may be amended from
                              --------     -
     time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.


               Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder.

               By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

               IN WITNESS WHEREOF, the Trust has executed this certificate this
          day of             , 199 .
     ---        -------------     -


                                   WASHINGTON WATER POWER CAPITAL I


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title: Regular Trustee

                            [FORM OF REVERSE OF SECURITY]

               Distributions payable on each Common Security will be fixed at a
     rate per annum of     % (the "Coupon Rate") of the stated liquidation
                       ----
     amount of $    per Common Security, such rate being the rate of interest
                ---
     payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one Distribution period will bear
     interest thereon compounded           at the Coupon Rate (to the extent
                                 ---------
     permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be
     computed for any full           Distribution period on the basis of a
                           ---------
     360-day year of twelve 30-day months, and for any period shorter than a
     full           Distribution period for which Distributions are computed,
          ---------
     Distributions will be computed on the basis of the actual number of days
     elapsed per    -day Distribution period.
                 ---

               Except as otherwise described below, distributions on the Common Securities will be cumulative, will accrue from the date of original
     issuance and will be payable           in arrears, on             of each
                                  ---------                -----------
     year, commencing on            , 199 , to            , 20  , to Holders of
                         -------- --     -     -------- --    --
     record on the relevant record dates (as specified in the Declaration) next preceding such payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period
     not exceeding    consecutive Distribution periods (each an "Extension
                   --
     Period") and as a consequence of such deferral, Distributions will also be deferred; provided, however, that no Extension Period shall last beyond the date of the maturity of the Debentures. Despite such deferral,
                                                                     ---------
     Distributions will continue to accrue with interest thereon (to the extent
     permitted by applicable law) at the Coupon Rate compounded           during
                                                                ---------
     any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided, however, that such Extension Period together with all such
     previous and further extensions thereof may not exceed    consecutive
                                                            --
     Distribution periods or extend beyond the maturity date of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

               The Common Securities shall be redeemable as provided in the Declaration.

               The Declaration and the Common Securities shall be governed by and construed in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

                                 --------------------

                                      ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

     -------------------------------------------------------------------------
     -------------------------------------------------------------------------
     -------------------------------------------------------------------------
           (Insert assignee's social security or tax identification number)

     -------------------------------------------------------------------------
     -------------------------------------------------------------------------
     -------------------------------------------------------------------------
     -------------------------------------------------------------------------
                      (Insert address and zip code of assignee)

     and irrevocably appoints
                              ------------------------------------------------
     -------------------------------------------------------------------------
                                                             agent to transfer
     -------------------------------------------------------
     this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

     Date:
          ---------------------

     Signature:
               ---------------
     (Sign exactly as your name appears on the other side of this Common Security Certificate)

     Signature Guarantee*:
                              ------------------------------------------------




     ----------------------------

     * Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.